UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017

ATLANTIC ALLIANCE PARTNERSHIP CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-37360	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue

New York, New York 10022
(Address of principal executive offices, including Zip Code)

(212) 409-2434

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COMMENCING AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, ATLANTIC ALLIANCE PARTNERSHIP CORP. (“AAPC”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING AAPC’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTION WITH KALYX DEVELOPMENT INC. (“KAYLX”), AS DESCRIBED IN THIS REPORT AND ITS EXHIBITS.

SHAREHOLDERS OF AAPC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, AAPC’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), IN CONNECTION WITH AAPC’S SOLICITATION OF PROXIES FOR A SPECIAL MEETING OF ITS SHAREHOLDERS RELATED TO BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AAPC’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AAPC’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. AAPC’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SHAREHOLDERS OF AAPC AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSAL TO APPROVE THE TRANSACTIONS DESCRIBED IN THIS REPORT. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ATLANTIC ALLIANCE PARTNERSHIP CORP., 590 MADISON AVENUE, NEW YORK, NY 10022. THESE DOCUMENTS, ONCE AVAILABLE, AND AAPC’S ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

CERTAIN FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBITS HERETO ARE UNAUDITED AND DO NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN AAPC’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS TO SOLICIT SHAREHOLDER APPROVAL OF THE TRANSACTIONS DESCRIBED HEREIN AND TO AAPC SHAREHOLDERS IN CONNECTION THEREWITH.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION DESCRIBED HEREIN AND IN THE EXHBIITS HERETO AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF AAPC OR KAYLX, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF WORDS SUCH AS "ANTICIPATES", "BELIEVES", "CONTINUE", "EXPECTS", "ESTIMATES", "INTENDS", "MAY", "OUTLOOK", "PLANS", "POTENTIAL", "PROJECTS", "PREDICTS", "SHOULD", "WILL", OR, IN EACH CASE, THEIR NEGATIVE OR OTHER VARIATIONS OR COMPARABLE TERMINOLOGY. SUCH FORWARD-LOOKING STATEMENTS WITH RESPECT TO THE TIMING OF THE PROPOSED MERGER, AS WELL AS THE EXPECTED PERFORMANCE, STRATEGIES, PROSPECTS AND OTHER ASPECTS OF THE BUSINESSES OF THE PARTIES TO THE MERGER AND THE COMBINED COMPANY AFTER COMPLETION OF THE PROPOSED MERGER, ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES.

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A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE MERGER (INCLUDING THE FAILURE TO CONSUMMATE THE PRIVATE PLACEMENT DESCRIBED IN THE EXHIBITS HERETO); (2) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST AAPC, KALYX OR OTHERS FOLLOWING ANNOUNCEMENT OF THE TRANSACTIONS DESCRIBED HEREIN; (3) THE INABILITY TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTIONS DESCRIBED HEREIN DUE TO THE FAILURE TO OBTAIN APPROVAL OF THE SHAREHOLDERS OF AAPC OR KALYX OR OTHER CONDITIONS TO CLOSING IN SUCH TRANSACTION; (4) THE RISK THAT AAPC AND KAYLX MAY BE UNABLE TO SECURE A U.S. NATIONAL EXCHANGE LISTING FOR THE POST-TRANSACTION ENTITY; (5) THE RISK THAT THE PROPOSED TRANSACTION DISRUPTS CURRENT PLANS AND OPERATIONS AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN; (6) THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF SUCH TRANSACTION, WHICH MAY BE AFFECTED BY, AMONG OTHER THINGS, COMPETITION, THE ABILITY OF THE COMBINED COMPANY TO GROW AND MANAGE GROWTH PROFITABLY, MAINTAIN RELATIONSHIPS WITH TENANTS AND RETAIN ITS KEY EMPLOYEES; (7) COSTS RELATED TO THE PROPOSED TRANSACTION; (8) CHANGES IN APPLICABLE LAWS OR REGULATIONS OR THEIR INTERPRETATION OR APPLICATION (INCLUDING, NOTABLY, FEDERAL AND STATE LAWS RELATED TO THE USE, CULTIVATION AND DISTRIBUTION OF CANNABIS-BASED PRODUCTS); (9) THE POSSIBILITY THAT AAPC OR KALYX MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS; (10) FUTURE EXCHANGE AND INTEREST RATES; (11) DELAYS IN OBTAINING, ADVERSE CONDITIONS CONTAINED IN, OR THE INABILITY TO OBTAIN NECESSARY REGULATORY APPROVALS OR COMPLETE REGULATORY REVIEWS REQUIRED TO COMPLETE THE PROPOSED TRANSACTIONS; AND (12) OTHER RISKS AND UNCERTAINTIES INDICATED IN THE PROXY STATEMENT TO BE FILED BY AAPC WITH THE SEC, INCLUDING THOSE UNDER "RISK FACTORS" THEREIN, AND OTHER FILINGS WITH THE SEC BY AAPC OR KALYX. THESE FACTORS ARE NOT INTENDED TO BE AN ALL-ENCOMPASSING LIST OF RISKS AND UNCERTAINTIES.

THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT AND ITS EXHIBITS ARE BASED ON AAPC’S AND KALYX’S CURRENT EXPECTATIONS AND BELIEFS CONCERNING FUTURE DEVELOPMENTS AND THEIR POTENTIAL EFFECTS ON AAPC AND KALYX. FUTURE DEVELOPMENTS AFFECTING AAPC AND KALYX MAY NOT BE THOSE THAT WE HAVE ANTICIPATED. THESE FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS, UNCERTAINTIES (SOME OF WHICH ARE BEYOND AAPC’S AND KAYLX’S CONTROL) AND OTHER ASSUMPTIONS THAT MAY CAUSE ACTUAL RESULTS OR PERFORMANCE TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD ANY OF THE ASSUMPTIONS MADE PROVE INCORRECT, ACTUAL RESULTS MAY VARY IN MATERIAL RESPECTS FROM THOSE PROJECTED IN THESE FORWARD-LOOKING STATEMENTS. AAPC UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE SECURITIES LAWS.

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BY THEIR NATURE, FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES BECAUSE THEY RELATE TO EVENTS AND DEPEND ON CIRCUMSTANCES THAT MAY OR MAY NOT OCCUR IN THE FUTURE. READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS OF OPERATIONS, FINANCIAL CONDITION AND LIQUIDITY, AND DEVELOPMENTS IN THE INDUSTRY IN WHICH AAPC AND KAYLX OPERATE MAY DIFFER MATERIALLY FROM THOSE MADE IN OR SUGGESTED BY THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT OR ITS EXHIBITS. IN ADDITION, EVEN IF RESULTS OR OPERATIONS, FINANCIAL CONDITION AND LIQUIDITY, AND DEVELOPMENTS IN THE INDUSTRY IN WHICH AAPC AND KALYX OPERATE ARE CONSISTENT WITH THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT AND ITS EXHIBITS, THOSE RESULTS OR DEVELOPMENTS MAY NOT BE INDICATIVE OF RESULTS OR DEVELOPMENTS IN SUBSEQUENT PERIODS.

Item 7.01	Regulation FD Disclosure.

Item 8.01.	Other Events.

On May 8, 2017, Atlantic Alliance Partnership Corp. (the “Company”) issued a press release announcing that the Company had entered into a definitive merger agreement, dated May 8, 2017, with Kalyx Development Inc., a private real estate investment trust focused on owning and operating commercial real estate facilities leased to cultivators, processors and/or distributors in the regulated U.S. cannabis industry (“Kalyx”) under which, subject to certain closing conditions, Kalyx will merge with and into AAPC. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Commencing after the filing of this Current Report on Form 8-K, the Company intends to hold presentations for certain of its shareholders, as well as other persons who might be interested in purchasing the Company’s securities, in connection with the proposed business combination transaction Kaylx described in this Current Report and its exhibits. A copy of the written materials that the Company intends to use in connection with these presentations is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated May 8, 2017, announcing the execution of the merger agreement between the Company and Kaylx.

99.2	Presentation Materials, May 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2017	ATLANTIC ALLIANCE PARTNERSHIP CORP.

	By:	/s/ Jonathan Mitchell
Name: Jonathan Mitchell
Title: Chief Financial Officer

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